Exhibit 99.1

DiamondHead Holdings Corp. Announces PIPE Investment

NEW YORK, New York – March 22, 2023 - DiamondHead Holdings Corp., a Delaware corporation (Nasdaq: DHHC, DHHCU, DHHCW) (“DHHC”, the “Company” and, following the completion of the Business Combination (as defined below), the “Issuer”), today announced that it has entered into a Convertible Note Purchase Agreement dated March 21, 2023, (the “Note Purchase Agreement”) among itself, Great Southern Homes, Inc., a South Carolina corporation (“GSH”) and a group of investors party to that agreement (the “Investors”). Pursuant to the Note Purchase Agreement, the Investors have agreed to purchase $80,000,000 in original principal amount of convertible promissory notes (the “Notes”) and 744,588 shares of Class A common stock (the “Shares”) in a private placement PIPE investment (the “PIPE Investment”) in connection with the previously announced business combination pursuant to which the Company will acquire GSH, and following which DHHC expects to be renamed United Homes Group, Inc.. The aggregate gross amount of the PIPE Investment is $75,000,000.

As previously announced, on September 10, 2022, DHHC entered into a business combination agreement (the “Business Combination Agreement”), by and among the Company, GSH and Hestia Merger Sub, Inc., a South Carolina corporation and a wholly-owned subsidiary of DHHC (“Merger Sub”), pursuant to which Merger Sub will merge with and into GSH, with GSH surviving the merger and continuing as a wholly-owned subsidiary of DHHC (the “Business Combination”).

The closing of the Note Purchase Agreement is contingent upon the substantially concurrent consummation of the Business Combination and other customary closing conditions. The purpose of the PIPE Investment is to raise additional capital for use by the Issuer following the closing of the Business Combination. The proceeds of the PIPE Investment are expected to be used by DHHC to offset redemptions of Class A common stock in connection with the Business Combination, and may be used by DHHC to satisfy the Minimum Cash Condition set forth in the Business Combination Agreement.

The Notes mature five years from the date of the business combination, and bear interest at a rate of 15% per annum. The Notes are convertible into Class A common stock after the first anniversary of the issuance date at 80% of the then current trading price subject to a minimum conversion price of $5.00 and a maximum conversion price of $10.00

In connection with the issuance of the Shares, the Investors have agreed, subject to certain exceptions, not to lend, offer, pledge, transfer or dispose of the Shares until the first anniversary of the closing of the Note Purchase Agreement. In addition, one of the Investors will have the right to designate a member of the board of directors of DHHC following the closing of the PIPE Investment.

About DHHC

DHHC is a blank check special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About GSH

GSH is one of the largest and most established homebuilders in the Southeast, having closed at least 11,000 homes over the last two decades. The Company currently has a presence in South Carolina and Georgia and focuses on providing high-quality, affordable homes for the entry-level and first move-up segments.

Advisors

Zelman Partners, a subsidiary of Walker & Dunlop (NYSE: WD), served as lead placement agent and Sullivan & Cromwell LLP served as legal advisor to DHHC on the Convertible Note Private Placement. BTIG served as capital markets advisor and Nelson Mullins Riley & Scarborough LLP served as legal advisor to GSH.

Zelman Partners also served as exclusive financial advisor and Sullivan & Cromwell LLP served as legal advisor to DHHC on the Business Combination. BTIG served as exclusive sell-side advisor and Nelson Mullins Riley & Scarborough LLP served as legal advisor to GSH.

Important Information and Where to Find It

In connection with the proposed transactions, DHHC has filed the Registration Statement that includes a proxy statement/prospectus of DHHC in connection with DHHC’s solicitation of proxies for the vote by DHHC’s stockholders relating to the proposed transactions and other matters as described in such Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to GSH’s stockholders in connection with the completion of the proposed transactions. After the Registration Statement has been declared effective, DHHC will mail to its stockholders as of the record date established for voting on the proposed transactions a definitive proxy statement/prospectus and other relevant materials, and will hold a special meeting of its stockholders to obtain the requisite approval by its stockholders of the proposed transactions and related matters. DHHC’s security holders and other interested persons are advised to read all relevant documents filed with the SEC, including the preliminary proxy statement/prospectus, as these materials contain important information about DHHC, GSH and the proposed transactions. Investors and security holders will be able to obtain all relevant documents filed or to be filed by DHHC with the SEC free of charge at the SEC’s web site, http://www.sec.gov. In addition, the proxy statement/prospectus and other documents filed by DHHC with the SEC may be obtained from DHHC free of charge by directing a request to the following address: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, Stamford, Connecticut 06902, or by calling (800) 662-5200 (for individuals) or (203) 658-9400 (for banks and brokers).

Participants in the Solicitation

DHHC and GSH and their respective directors and officers may be deemed to be participants in the solicitation of proxies from DHHC’s stockholders in respect of the proposed transactions. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transactions may be obtained by reading the Registration Statement. You may obtain free copies of these documents as described in the preceding paragraph.

Caution Concerning Forward-Looking Statements

Certain statements, estimates, targets and projections in this press release may be considered forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between DHHC and GSH. Forward looking statements generally relate to future events or involving, or future performance of, DHHC or GSH. For example, statements regarding anticipated growth in the industry in which GSH operates and anticipated growth in demand for GSH’s products, projections of GSH’s future financial results and other metrics, the satisfaction of closing conditions to the proposed transaction between DHHC and GSH and the timing of the completion of the proposed transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DHHC and its management, and GSH and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of DHHC’s securities; (ii) the risk that the proposed transaction may not be completed by DHHC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by DHHC; (iii) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (iv) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (v) the outcome of any legal proceedings that may be instituted against DHHC, GSH, the combined company or others following the announcement of the Business Combination Agreement, the ancillary agreements contemplated thereby and the transactions contemplated thereby; (vi) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of DHHC or DHHC’s failure to satisfy other conditions to closing; (vii) the risk that DHHC will not be able to raise third-party financing to meet the minimum cash condition if redemptions of DHHC public shares cause the DHHC trust account to have insufficient funds (after giving effect to redemptions) to achieve the minimum cash condition; (viii) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations; (ix) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (x) the risk that the proposed transaction disrupts current plans and operations of GSH or diverts management’s attention from GSH’s ongoing business; (xi) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and maintain relationships with customers and suppliers; (xii) costs related to the proposed transaction; (xiii) changes in applicable laws or regulations; (xiv) the possibility that GSH or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors such as rising interest rates or an economic downturn; (xv) GSH’s estimates of expenses and profitability; (xvi) the evolution of the markets in which GSH competes; (xvii) the ability of GSH to implement its strategic initiatives; and (xviii) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Forward-Looking Statements” in the Registration Statement, and other documents filed or to be filed with the SEC by DHHC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and DHHC and GSH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither DHHC nor GSH gives any assurance that either DHHC or GSH will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by DHHC or GSH or any other person that the events or circumstances described in such statement are material.

Non-Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of DHHC, GSH, or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act ..

Investor Relations Contact:

Drew Mackintosh

Mackintosh Investor Relations, LLC

drew@mackintoshir.com

(310) 924-9036

Media Contacts:

Keith Feldman

DiamondHead Holdings Corp.

feldman@diamondheadpartners.com

Allen Hutto

Great Southern Homes, Inc.

allenhutto@greatsouthernhomes.com

(803) 665-2764

3